UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2008

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Osteologix, Inc.

 (Exact name of registrant as specified in its charter)

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Delaware	333-112754	32-0104570
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4415 Cox Road Glen Allen, Virginia 23060

 (Address of Principal Executive Office) (Zip Code)

(804) 747-6025

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

 On May 27, 2008, Osteologix, Inc. issued a press release reporting a poster presentation of its Phase II clinical trial of its lead investigational drug, NB S101, at the European Calcified Tissue Society Annual Meeting, ECTS.

 A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

 Item 9.01

Financial Statements and Exhibits.

  (d) Exhibits

Exhibit No.	Description
99.1	Press Release of Osteologix, Inc. dated May 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSTEOLOGIX, INC.

By:	/s/ Philip J. Young
Name:	Philip J. Young President and Chief Executive Officer
Title:

Date: May 29, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Osteologix, Inc. dated May 27, 2008.